Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 2000 included in Factory 2-U Stores, Inc.'s Form 10-K for the year ended January 29, 2000, and to all references to our Firm included in this registration statement.


                                                   ARTHUR ANDERSEN LLP

San Diego, California
June 29, 2000